SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 15, 1999



                          INDEPENDENT BANK CORPORATION
             (Exact name of Registrant as specified in its charter)




        Michigan                       0-7818                     38-2032782
(State or other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)


      230 West Main Street, Ionia, Michigan                         48846
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (616) 527-9450
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.

     Effective September 15, 1999, the Registrant, through its wholly owned subsidiary Independent Bank MSB, acquired Mutual Savings Bank, f.s.b., a federal savings bank. Mutual Savings Bank, f.s.b. was headquartered in Bay City, Michigan, with branches in Michigan. The assets of Mutual Savings Bank, f.s.b. include real property, equipment and other assets which the Registrant intends to continue to use for the business of banking.

     The acquisition was effected pursuant to an Agreement and Plan of Reorganization dated as of March 24, 1999, by and between the Registrant and Mutual Savings Bank, f.s.b., and the related Consolidation Agreement dated April 20, 1999, by and among the Registrant, Mutual Savings Bank, f.s.b and Independent Bank MSB. Pursuant to the Agreement and Plan of Reorganization and the Consolidation Agreement, Mutual Savings Bank, f.s.b. was consolidated with and into Independent Bank MSB (the "Merger"). The Effective Time of the Merger was 11:59 p.m., E.S.T., on September 15, 1999.

     Pursuant to the Agreement and Plan of Reorganization and the Consolidation Agreement, each of the issued and outstanding shares of Mutual Savings Bank, f.s.b. common stock that were outstanding immediately prior to the effective time of the Merger were converted into the right to receive 0.8 shares of common stock of Independent Bank Corporation (the "Conversion Ratio"), with cash in lieu of fractional shares.

     The terms of the Merger and the establishment of the Conversion Ratio were arrived at as a result of arm's length negotiations between the management of the Registrant and the management of Mutual Savings Bank, f.s.b. Prior to the consummation of the Merger, there were no material relationships between the Registrant and Mutual Savings Bank, f.s.b. (except for the Warrant and Warrant Purchase Agreement executed contemporaneously with the Agreement and Plan of Reorganization), or any of their respective affiliates, directors, officers or associates of any such directors or officers.


Item 7.   Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The required financial statements for Mutual Savings Bank, f.s.b., the business acquired, will be filed as an amendment to this Form 8-K Report, as soon as practicable and not later than November 14, 1999.

     (b) Pro Forma Financial Information. At the time of this report, it is not practicable to provide the required pro forma financial information for the transaction that is the subject of this Report. Such information will be filed as an amendment to this Form 8-K Report, as soon as practicable and not later than November 14, 1999.

     (c) Exhibits.

          2.1 Agreement and Plan of Reorganization dated as of March 24, 1999, by and between Independent Bank Corporation and Mutual Savings Bank, f.s.b., together with the exhibits thereto, incorporated by reference to
     Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, as amended (File No. 333-79679) filed with the Securities Exchange Commission on or about May 28, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDEPENDENT BANK CORPORATION



                                          By /s/ William R. Kohls
                                             William R. Kohls
                                             Chief Financial Officer


Date: September 15, 1999



::ODMA\PCDOCS\GRR\342089\2

                                  EXHIBIT INDEX


Exhibit 2.1 -  Agreement and Plan of Reorganization  dated as of March 24, 1999, by and between Independent Bank Corporation and Mutual Savings Bank, f.s.b., together with the exhibits thereto, incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, as amended (File No. 333-79679) filed with the Securities Exchange Commission on or about May 28, 1999.